8. INCOME TAXES (Details - Deferred tax assets) - USD ($)	Mar. 31, 2018	Mar. 31, 2017
Deferred tax assets:
Capitalized research and development	$ 3,442,000	$ 3,442,000
Net operating loss carryforwards	16,257,000	22,060,000
Stock compensation	575,000	318,000
Total deferred tax assets	20,274,000	25,820,000
Total deferred tax liabilities	0	0
Net deferred tax assets	20,274,000	25,820,000
Valuation allowance for deferred tax assets	(20,274,000)	(25,820,000)
Net deferred tax assets	$ 0	$ 0